UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)            January 15, 2014

American River Bankshares

(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)   (1) On January 15, 2014, the Board of Directors of the registrant, American River Bankshares (the “Company”), approved the incentive compensation earned in 2013 for the executive officers of the Company. The payments are expected to be paid on or before March 15, 2014 and are in accordance with the American River Bankshares 2005 Executive Incentive Plan, incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on October 27, 2005; the First Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on March 17, 2006; the Second Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on March 23, 2007; the Third Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on February 22, 2008; the Fourth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on March 20, 2009; the Fifth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on March 18, 2010; the Sixth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on March 17, 2011; the Seventh Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on February 16, 2012; and the Eighth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on January 31, 2013.

The payments are as follows: David Taber, Chief Executive Officer, $179,187.50; Mitchell Derenzo, Chief Financial Officer, $65,212.50; and Kevin Bender, Chief Operating Officer, $58,621.87;

(e)    (2) On January 15, 2014, the Board of Directors of the registrant, American River Bankshares, approved the Ninth Amendment to the American River Bankshares 2005 Executive Annual Incentive Plan (the “Plan”). The Ninth Amendment modifies Attachment A of the Plan by setting the performance metrics and the weightings for 2014, and Attachment B of the Plan, Funding Thresholds, by adjusting the performance targets based upon the Registrant’s 2014 budget. The targets for the 2014 performance metrics have been reset to the budget for 2014. In addition the target for net income is calculated on a pre-incentive, after tax basis. The Ninth Amendment sets the performance metrics and the weightings for 2014 for the incentive compensation plan as follows:

The following weightings were assigned to the metrics for the Chief Executive Office:

Net Income of the Company	45%
Classified Assets to Equity	20%
Quality of Bank Performance	20%
Loan Growth	15%

The following weightings were assigned to the metrics for the Chief Financial Officer:

Net Income of the Company	60%
Classified Assets to Equity	20%
Quality of Bank Performance	20%

The following weightings were assigned to the metrics for the Chief Operating Officer:

Net Income of the Company	50%
Quality of Bank Performance	20%
Operational Effectiveness	30%

The following weightings were assigned to the metrics for the Chief Credit Officer:

Net Income of the Company	40%
Classified Assets to Equity	30%
Quality of Bank Performance	20%
Nonperforming assets to total assets	10%

The minimum net income required to attain incentive compensation for any of the metrics will be 70% of target.

The targeted incentive as a percent of salary would be as follows:

Chief Executive Officer	50%
Chief Financial Officer, Chief Operating Officer, and Chief Credit Officer	30%

The net income, loan growth, and the nonperforming assets to total assets metrics minimum is 85% of the targeted and the classified assets to equity minimum is 125%% of the target. Attaining the minimum on any of these metrics, results in incentive compensation equal to 50% of the available payout. The maximum for these metrics is set at 120% of the target, with the exception of the classified assets to equity which is set at 75% of the target, and results in incentive compensation equal to a 150% of the available payout for each metric achieved. Results achieved between the minimum and maximum would result in a pro rata share of the incentive available.

The foregoing is qualified in its entirely and should be read in conjunction with the Plan, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on October 27, 2005, the First Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on March 17, 2006, the Second Amendment thereto, incorporated by reference from Exhibit 99.1 to the Registrant’s Report on Form 8-K, filed with the Commission on March 23, 2007, the Third Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on February 22, 2008, the Fourth Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on March 20, 2009, the Fifth Amendment thereto, incorporated by reference from the Registrant’s Report on Form 8-K, filed with the Commission on March 17, 2010, the Sixth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on March 17, 2011, the Seventh Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on February 16, 2012 and the Eighth Amendment thereto, incorporated by reference from the Registrant’s Current Report on Form 8-K, filed with the Commission on January 31, 2013.

Item 9.01.      Financial Statements and Exhibits

(a)   Financial Statements

Not Applicable.

(b)   Pro Forma Financial Information

Not Applicable.

(c)   Shell Company Transactions

Not Applicable.

(d)   Exhibits

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
January 16, 2014	Mitchell A. Derenzo, Chief Financial Officer

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